Exhibit 99.1

LETTER OF TRANSMITTAL

Dynacast International LLC

Dynacast Finance Inc.

Exchange Offer for All Outstanding

9.25% Senior Secured Second Lien Notes due 2019 and Related Guarantees

Pursuant to Prospectus Dated             , 2012

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2012 UNLESS EXTENDED (SUCH TIME AND DATE AS EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

Union Bank, N.A.

Complete and Return Original by Mail, Courier or Overnight Delivery to:

Union Bank, N.A.

Corporate Trust Department

120 South San Pedro Street, 4th Floor

Los Angeles, CA 90012

Attn: Josefina Benavides/Linh Duong

Telephone inquiries: (213) 972-5660 or (213) 972-5664

Fax: (213) 972-5695

Email: josefina.benavides@unionbank.com

Email: linh.duong@unionbank.com

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

This Letter of Transmittal is to be completed by holders of Outstanding Notes (as defined below) either if certificates for Outstanding Notes (“Certificates”) are to be forwarded herewith or if tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (“DTC”), pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering Outstanding Notes” and “The Exchange Offer—Book-Entry Transfer” in the Prospectus, and an “Agent’s Message” (as defined below), is not delivered. If tender of Outstanding Notes is being made by book-entry transfer, the holder must cause an Agent’s Message to be delivered to the Exchange Agent in lieu of this Letter of Transmittal in accordance with applicable procedures of DTC.

Holders of Outstanding Notes who wish to tender their Outstanding Notes for an equal principal amount of Exchange Notes (as defined below) and whose Certificates for such Outstanding Notes are not immediately available or who cannot deliver this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus.

Unless the context otherwise requires, as used in this Letter of Transmittal, the term “holder” with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of Dynacast International LLC, a Delaware limited liability company, and Dynacast Finance Inc., a Delaware corporation (together, the “Issuers”), or, with respect to interests in the Outstanding Notes held through DTC, any participant in DTC whose name appears on a security position listing as an owner of Outstanding Notes. The undersigned has completed, signed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

The undersigned hereby acknowledges receipt of the Prospectus dated             , 2012 (as amended or supplemented from time to time, the “Prospectus”) of the Issuers, Dynacast International Inc., the Issuers’ parent company, and certain of its subsidiaries (Dynacast International Inc. and such subsidiaries together, the “Guarantors”), and this Letter of Transmittal, which together constitute the Issuers’ offer to exchange (the “Exchange Offer”) up to $350,000,000 aggregate principal amount of 9.25% Senior Secured Second Lien Notes due 2019 of the Issuers (the “Exchange Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of the outstanding 9.25% Senior Secured Second Lien Notes due 2019 of the Issuers that were originally sold pursuant to a private placement transaction (the “Outstanding Notes”). For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive an Exchange Note having a principal amount equal to that of the surrendered Outstanding Note. As provided in the Prospectus, the Outstanding Notes are guaranteed (the “Old Guarantees”) by the Guarantors, and the Exchange Notes will be guaranteed (the “New Guarantees”) by the Guarantors. Upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, the Guarantors offer to issue the New Guarantees with respect to all Exchange Notes issued in the Exchange Offer in exchange for the Old Guarantees of the Outstanding Notes for which such Exchange Notes are issued in the Exchange Offer. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the “Exchange Offer” include the Guarantors’ offer to exchange the New Guarantees for the Old Guarantees, references to the “Exchange Notes” include the related New Guarantees and references to the “Outstanding Notes” include the related Old Guarantees.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS

CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space below is inadequate, the certificate or registration numbers and principal amounts of Outstanding Notes should be listed on a separately signed schedule affixed hereto.

All Tendering Holders Complete Box 1:

Box 1 Description of Outstanding Notes Tendered Herewith
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s)	Certificate or Registration Number(s) of Outstanding Notes*	Aggregate Principal Amount Represented by Outstanding Notes	Aggregate Principal Amount of Outstanding Notes Being Tendered**

Total:

*       Need not be completed if Outstanding Notes are being tendered by book-entry transfer (see below).

**     The minimum permitted tender is $2,000 in principal amount. All tenders must also be in integral multiples of $1,000 in principal amount. Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. See Instruction 5 below.

Box 2 Book-Entry
☐ CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Holders of Outstanding Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC may execute the tender through DTC’s Automated Tender Offer Program (“ATOP”) for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

Box 3 Notice of Guaranteed Delivery (See Instruction 2 below)

☐ CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Name of Eligible Institution that Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

Date of Eligible Institution Execution of Notice of Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Box 4 Return of Non-Exchanged Outstanding Notes Tendered by Book-Entry Transfer
☐ CHECK HERE IF OUTSTANDING NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers, the aggregate principal amount of the Outstanding Notes indicated above in box entitled “Description of Outstanding Notes Tendered Herewith” (Box 1). Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Outstanding Notes as are being tendered herewith.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Issuers, in connection with the Exchange Offer) with respect to the tendered Outstanding Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers, (2) present and deliver such Outstanding Notes for transfer on the books of the Issuers, (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Outstanding Notes and (4) otherwise to cause the Outstanding Notes to be assigned, transferred and exchanged, all in accordance with the terms of the Exchange Offer.

The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in “The Exchange Offer—Procedures for Tendering Outstanding Notes” in the Prospectus and in the instructions hereto will, upon the Issuers’ acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a DTC participant elects to accept the Exchange Offer by transmitting an express acknowledgment in accordance with the established ATOP procedures, such participant shall be bound by all of the terms and conditions of this Letter of Transmittal.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby, (b) when such tendered Outstanding Notes are accepted for exchange, the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (c) the Outstanding Notes tendered for exchange are not subject to any adverse claims or proxies.

The undersigned hereby further represents that (i) any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any other person receiving the Notes directly or indirectly from the undersigned pursuant to the Exchange Offer is engaged in, or intends to engage in, a distribution of such Exchange Notes within the meaning of the Securities Act, or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and (iii) neither the holder of such Outstanding Notes nor any such other person is an “affiliate,” as such term is defined in Rule 405 under the Securities Act, of either of the Issuers or any Guarantor.

The undersigned also hereby acknowledges that the Exchange Offer is being made based on the Issuers’ understanding of an interpretation by the staff of the United States Securities and Exchange Commission (the “SEC”) as set forth in no-action letters issued to third parties, including Morgan Stanley & Co. Incorporated (available June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling dated July 2, 1993, or similar no-action letters, that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Issuers for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” of either Issuer or any Guarantor within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder’s business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement or understanding with any person to participate in the distribution of such

Exchange Notes. If a holder of the Outstanding Notes is an affiliate of either Issuer or any Guarantor, is not acquiring the Exchange Notes in the ordinary course of its business, is engaged in, or intends to engage in, a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive the Exchange Notes for its own account in exchange for the Outstanding Notes, it hereby represents that the Outstanding Notes being tendered for exchange for Exchange Notes were acquired by it as a result of market-making activities or other trading activities (and not directly from the Issuers) and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus in connection with the resale of the Exchange Notes, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The undersigned acknowledges that a broker-dealer may not participate in the Exchange Offer with respect to Outstanding Notes acquired other than as a result of market-making activities or other trading activities. Any broker-dealer who purchased Outstanding Notes from the Issuers to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

The undersigned will, upon request, sign and deliver any additional documents deemed by the Issuers or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Notes. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by the Issuers and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuers of their obligations under the Registration Rights Agreement, dated July 19, 2011, by and among the Issuers and J.P. Morgan Securities Inc., as representative of the several initial purchasers of the Outstanding Notes, and that the Issuers shall have no further obligations or liabilities thereunder except under the circumstances provided therein. The undersigned will comply with its obligations under the registration rights agreement.

The Exchange Offer is subject to certain conditions as set forth in “The Exchange Offer—Conditions to the Exchange Offer” in the Prospectus. The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuers), as more particularly set forth in the Prospectus, the Issuers may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the Expiration Date if any of the conditions set forth in “The Exchange Offer—Conditions to the Exchange Offer” occur.

All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Registration Instructions” (Box 5) below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing the Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Outstanding Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions” (Box 6) below, please send the Exchange Notes (and, if applicable, substitute certificates representing the Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Outstanding Notes Tendered Herewith” (Box 1).

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREWITH” (BOX 1) ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.

Box 5 Special Registration Instructions (See Instructions 7 below)

To be completed ONLY if Certificates for the Outstanding Notes not tendered and/or certificates for the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above or if the Outstanding Notes delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained by DTC other than the account indicated above.

Issue:	☐ Outstanding Notes not tendered to: ☐ Exchange Notes to:

Name(s):
(Please Print or Type)
Address:

(Include Zip Code)
Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number
☐ Credit unexchanged Outstanding Notes delivered by book-entry to the DTC account set forth below
(DTC Account Number, if applicable)

Box 6 Special Delivery Instructions (See Instruction 7 below)

To be completed ONLY if Certificates for the Outstanding Notes not tendered and/or certificates for the Exchange Notes are to be sent to someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) in Box 2 above, or to such registered holder(s) at an address other than that shown in Box 2 above.

Issue:	☐ Outstanding Notes not tendered to: ☐ Exchange Notes to:

Name(s):
(Please Print or Type)
Address:

(Include Zip Code)
Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Box 7 PLEASE SIGN HERE Tendering Holders Sign Here

Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) of the Outstanding Notes exactly as their names(s) appear(s) on the Outstanding Notes hereby tendered or by any person(s) authorized to become the registered holder(s) by properly completed bond powers or endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 6 below:

Signature of registered holder(s) or Authorized Signatory(ies):

Date:

Name(s): (Please Type or Print)

Capacity (full title):

Address: (Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

SIGNATURE GUARANTEE (If Required – See Instruction 6 Below)

Signature(s) Guaranteed by an Eligible Guarantor Institution: (Authorized Signature)

(Title)

(Name and Firm)

(Address of Firm, include Zip Code)

Date:

Area Code and Telephone Number:

Tax Identification or Social Security Number:

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

General

Please do not send Certificates for Outstanding Notes directly to the Issuers. Your Certificates for Outstanding Notes, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address set forth on the first page hereof. The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

1.	Delivery of Letter of Transmittal and Certificates.

This Letter of Transmittal is to be completed by holders of Outstanding Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC whose name appears on a security position listing as the holder of such Outstanding Notes) if either (a) Certificates for such Outstanding Notes are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer—Book-Entry Transfer” in the Prospectus and an Agent’s Message is not delivered. Certificates representing the tendered Outstanding Notes, or timely confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal, or a facsimile hereof, or, in the case of a book-entry transfer, an Agent’s Message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

THE METHOD OF DELIVERY OF OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE ISSUERS.

2.	Guaranteed Delivery Procedures.

Holders who wish to tender their Outstanding Notes and (a) whose Outstanding Notes are not immediately available or (b) who cannot deliver their Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (c) who cannot complete the book-entry transfer procedures on a timely basis, may effect a tender by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus and by completing the box above entitled “Notice of Guaranteed Delivery” (Box 3). Pursuant to these procedures, holders may tender their Outstanding Notes if: (i) the tender is made through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent receives a properly completed and signed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal, or an Agent’s Message with respect to guaranteed delivery in lieu thereof, in either case setting forth the name and address of the holder of Outstanding Notes, the number(s) the Certificate of such Outstanding Notes and the principal amount of Outstanding Notes tendered, and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, Certificates for all tendered Outstanding Notes, in proper form for transfer, or a confirmation of book-entry transfer, together with either a properly completed and duly executed Letter of Transmittal or an appropriate Agent’s Message in lieu thereof, and all other required documentation, will be deposited by that Eligible Institution with the Exchange Agent; and (iii) Certificates in proper form for transfer or a confirmation of book-entry transfer, together with a properly completed and signed Letter of Transmittal or an appropriate Agent’s Message in lieu thereof, and all other required documentation, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and a guarantee by an Eligible Institution must be included.

Any holder who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Outstanding Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

The Issuers will not accept any alternative, conditional or contingent tenders. Each tendering holder of Outstanding Notes, by execution of a Letter of Transmittal (or facsimile thereof), or Agent’s Message in lieu thereof, waives any right to receive any notice of the acceptance of such tender.

3.	Inadequate Space

If the space provided in the box entitled “Description of Outstanding Notes Tendered Herewith” (Box 1) above is inadequate, the Certificate or registration number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed on a separate, signed schedule and attached to this Letter of Transmittal.

4.	Beneficial Owner Instructions.

Only a holder of Outstanding Notes (i.e., a person in whose name Outstanding Notes are registered on the books of the registrar or, with respect to interests in the Outstanding Notes held by DTC, a DTC participant listed in an official DTC proxy), or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Outstanding Notes who wishes to accept the Exchange Offer must arrange promptly for the appropriate holder to execute and deliver this Letter of Transmittal on his or her behalf.

5.	Partial Tenders; Withdrawals.

Tenders of Outstanding Notes will be accepted only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of Outstanding Notes evidenced by a submitted Certificate is tendered, the tendering holder(s) should fill in the aggregate principal amount tendered in the column entitled “Aggregate Principal Amount of Outstanding Notes Being Tendered” in Box 1 above. A newly issued Certificate for the principal amount of Outstanding Notes submitted but not tendered will be sent to such holder promptly after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Outstanding Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at the address set forth on the first page hereof or properly transmitted either through DTC’s ATOP. Any such notice of withdrawal must (i) specify the name of the person having tendered the Outstanding Notes to be withdrawn, (ii) identify the Outstanding Notes to be withdrawn (including the principal amount of such Outstanding Notes), (iii) contain a statement that the tendering holder is withdrawing its election to have the Outstanding Notes exchanged for Exchange Notes; (iv) except in the case of a notice of withdrawal transmitted through DTC’s ATOP system, be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which the Outstanding Notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer to have the trustee with respect to the Outstanding Notes register the transfer of the Outstanding Notes in the name of the person withdrawing the tender; (v) if certificates for Outstanding Notes have been delivered to the Exchange Agent, specify the name in which the Outstanding Notes are to be registered, if different from that of the withdrawing holder; and (vi) if Outstanding Notes have been tendered using the procedure for book-entry transfer, specify the name and number of the account at DTC from which the Outstanding Notes were tendered and the name and number of the account at DTC to be credited with the withdrawn Outstanding Notes, and otherwise comply with the procedures of DTC. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuers, whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly re-tendered. Any Outstanding Notes which have been tendered but which are not accepted for exchange for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account with DTC specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures set forth in “The Exchange Offer—Procedures for Tendering Outstanding Notes” in the Prospectus at any time prior to the Expiration Date.

Neither the Issuers, any affiliates or assigns of the Issuers, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

6.	Signature on Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the Certificates without alteration, addition, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Outstanding Notes.

If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Outstanding Notes.

If this Letter of Transmittal is signed by the registered holder(s) of Outstanding Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) listed and tendered hereby, no endorsements of the tendered Outstanding Notes or separate written instruments of transfer or exchange are required. In any other case, the registered holder(s) (or acting holder(s)) must either properly endorse the Outstanding Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on the Outstanding Notes), with the signature on the Outstanding Notes or bond power guaranteed by an Eligible Institution (except where the Outstanding Notes are tendered for the account of an Eligible Institution).

If this Letter of Transmittal, any Certificates, bond powers or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, in their sole discretion, must submit proper evidence satisfactory to the Issuers, of such persons’ authority to so act.

Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Outstanding Notes are tendered: (i) by a registered holder (which term, for purposes of the Exchange Offer, includes any participant in the DTC system whose name appears on a security position listing as the owner of such Outstanding Notes) of the Outstanding Notes tendered who has not completed the box entitled “Special Registration Instructions” (Box 5) or the box entitled “Special Delivery Instructions” (Box 6) on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

In all other cases, the signature(s) in Box 7 on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an “Eligible Institution”) that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act. See Instruction 7 below.

7.	Special Registration and Delivery Instructions.

Tendering holders should indicate, in the applicable Box 5 or Box 6, the name and address in/to which the Exchange Notes and/or substitute certificates evidencing Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box. A holder tendering the Outstanding Notes by book-entry transfer may request that the Outstanding Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereof (See Box 4).

If no instructions are given, the Exchange Notes (and any Outstanding Notes not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder’s account at DTC.

8.	Tax Identification Number

A holder whose Outstanding Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number.

9.	Transfer Taxes.

The Issuers will pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed because Exchange Notes are delivered or issued in the name of a person other than the registered holder or if a transfer tax is imposed for any other reason other than the transfer and exchange of Outstanding Notes to the Issuers or their order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to the tendering holder by the Exchange Agent,

10.	Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been completed.

11.	Questions and Request for Assistance or Additional Copies.

Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

12.	Validity and Form; No Conditional Tenders; No Notice of Irregularities.

All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Outstanding Notes and withdrawal of tendered Outstanding Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange. The Issuers also reserve the right, in their reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Issuers’ interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such reasonable period of time as the Issuers shall determine. Neither the Issuers, the Exchange Agent nor any other person is under any obligation to give such notice nor shall they incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered as determined by the Issuers and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder promptly following the Expiration Date.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), OR AN AGENT’S MESSAGE IN LIEU THEREOF, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE